Page 38
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/ D. Raymond Riddle
                                 D. Raymond Riddle, Chairman of the Board
                                 and Chief Executive Officer, and Director


                                 /s/ Don W. Hubble
                                 Don W. Hubble, President and
                                 Chief Operating Officer, and Director


                                 /s/ J. Robert Hipps
                                 J. Robert Hipps, Senior Vice President, Finance (Principal Financial and Accounting Officer)


                                 /s/ John A. Bostater
                                 John A. Bostater, Vice President and Controller


                                 /s/ David Levy
                                 David Levy, Executive Vice President,
                                 Administration and Counsel, and Director




Dated:  November 17, 1995

Page 39
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/ Jesse Hill, Jr.
                                 Jesse Hill, Jr.





Dated:  November 17, 1995

Page 40
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/ Robert M. Holder, Jr.
                                 Robert M. Holder, Jr.





Dated:  November 17, 1995

Page 41
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/ F. Ross Johnson
                                 F. Ross Johnson





Dated:  November 17, 1995

Page 42
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/ James C. Kennedy
                                 James C. Kennedy





Dated:  November 17, 1995

Page 43
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/Donald R. Keough
                                 Donald R. Keough





Dated:  November 17, 1995

Page 44
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/ Bryan D. Langton
                                 Bryan D. Langton





Dated:  November 17, 1995

Page 45
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/ Bernard Marcus
                                 Bernard Marcus





Dated:  November 17, 1995

Page 46
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/ John G. Medlin, Jr.
                                 John G. Medlin, Jr.





Dated:  November 17, 1995

Page 47
Exhibit 24





                               POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for her in her name, place, and stead in her capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.




                                 /S/ Betty L. Siegel
                                 Betty L. Siegel





Dated:  November 17, 1995

Page 48
Exhibit 24


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1995, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                 /s/ Erwin Zaban
                                 Erwin Zaban





Dated:  November 17, 1995